Exhibit 99.2

 Financial Results3Q 2024

 Forward Looking Statements  This presentation contains “forward-looking statements” concerning the Corporation’s future economic, operational and financial performance. The words or phrases “expect,” “anticipate,” “intend,” “should,” “would,” “will,” “plans,” “forecast,” “believe” and similar expressions are meant to identify “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created by such sections. The Corporation cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date hereof, and advises readers that any such forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, estimates and assumptions by us that are difficult to predict. Various factors, some of which are beyond our control, including, but not limited to, the uncertainties more fully discussed in Part I, Item 1A, “Risk Factors” of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2023, as updated in the Corporation’s subsequent Quarterly Reports on Form 10-Q, and the following, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements: the effect of the current global interest rate environment (including the potential for ongoing reductions in interest rates) and inflation levels on the level, composition and performance of the Corporation’s assets and liabilities, and corresponding effects on the Corporation’s net interest income, net interest margin, loan originations, deposit attrition, overall results of operations, and liquidity position; the effects of changes in the interest rate environment, including any adverse change in the Corporation’s ability to attract and retain clients and gain acceptance from current and prospective customers for new products and services, including those related to the offering of digital banking and financial services; volatility in the financial services industry, including failures or rumored failures of other depository institutions, and actions taken by government agencies to stabilize the financial system, which could result in, among other things, bank deposit runoffs, liquidity constraints, and increased regulatory requirements and costs; uncertainty as to the ability of FirstBank to retain its core deposits and generate sufficient cash flow through its wholesale funding sources, which may require us to sell investment securities at a loss; adverse changes in general political and economic conditions in Puerto Rico, the U.S., and the U.S. and British Virgin Islands, including in the interest rate environment, unemployment rates, market liquidity, housing absorption rates, real estate markets and U.S. capital markets; general competitive factors and other market risks as well as the implementation of existent or planned strategic growth opportunities, including risks, uncertainties, and other factors or events related to any business acquisitions, dispositions, strategic partnerships, strategic operational investments including system conversions, and any anticipated efficiencies or other expected results related thereto; uncertainty as to the implementation of the debt restructuring plan of Puerto Rico and the Fiscal Plan for Puerto Rico as certified on June 5, 2024 by the Financial Oversight and Management Board for Puerto Rico, or any revisions to it, on our clients and loan portfolios, and any potential impact from future economic or political developments and tax regulations in Puerto Rico; the impact of government financial assistance for hurricane recovery and other disaster relief on economic activity in Puerto Rico; the timing of sales of properties from our other real estate owned (“OREO”) portfolio; the impacts of applicable legislative, tax or regulatory changes on the Corporation’s financial condition or performance; and the effect of continued changes in the fiscal and monetary policies and regulations of the U.S. federal government, the Puerto Rico government and other governments. The Corporation does not undertake, and specifically disclaims any obligation to update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements, except as required by the federal securities laws.  Non-GAAP Financial Measures  In addition to the Corporation’s financial information presented in accordance with GAAP, management uses certain “non-GAAP” financial measures” within the meaning of Regulation G promulgated by the SEC, to clarify and enhance understanding of past performance and prospects for the future. Please refer to pages 16-18 for a reconciliation of GAAP to non-GAAP measures and calculations.  2

 3  Agenda  3Q 2024 Quarter Highlights  Aurelio Alemán, President and Chief Executive Officer  3Q 2024 Results of Operations  Orlando Berges, Executive Vice President and Chief Financial Officer  Questions and Answers

 Third Quarter 2024  Financial Performance Highlights  Balance Sheet  Strong loan origination activity, other than credit card utilization, of $1.2 billion  Total loans grew by 2.0% linked-quarter annualized (“LQA”) to $12.5 billion driven by growth across all loan portfolios  Total deposits, other than brokered deposits, decreased by $76.8 million to $15.8 billion; brokered deposits decreased by $104.7 million  Core deposits, other than brokered and fully collateralized government deposits, remained at $12.7 billion or 0.3% below 2Q 2024   Non-performing assets ("NPA”) decreased by $7.8 million to $119.1 million; NPAs represent 0.63% of total assets  Allowance for credit losses (“ACL”) coverage ratio on loans and leases decreased by 8 basis points to 1.98%  Asset Quality  Total available liquidity sources of approximately $6.1 billion or 1.3x of uninsured deposits  Returned over 100% of quarterly earnings to shareholders through capital deployment actions while maintaining a strong capital position with a Common Equity Tier-1 ratio of 16.2% in 3Q 2024  On a non-GAAP basis, tangible book value per share increased by 14.5% to $10.09; tangible common equity ratio increased to 8.8%   Liquidity and Capital  Profitability  Net income of $73.7 million ($0.45 per diluted share), compared to $75.8 million ($0.46 per diluted share) in 2Q 2024  Solid return on average assets (“ROAA”) of 1.55%, compared to 1.61% in 2Q 2024  On a non-GAAP basis, adjusted pre-tax, pre-provision income of $111.6 million, compared to $113.1 million in 2Q 2024  Sustained expense management discipline resulting in efficiency ratio of 52.4% compared to 51.2% in 2Q 2024  4

 Franchise Highlights and Operating Environment  Key Highlights  ROAA: 1.55%   Adj. ROACE(1): 13.5%  1  CET1 Ratio: 16.2%  ACL Coverage: 1.98%  2  15% Growth in  Tangible Book Value (Linked-Quarter)  3  Capital and Strategic Priorities  Operating Environment  Stable economic environment driven by robust labor market (5.5% unemployment rate), increased business activity, and record-level trends in the tourism sector  Unprecedented level of federal support for reconstruction activities; over $3.3 billion in reconstruction funds have been disbursed in 2024 (up 14% YTD as of August 2024)  Positive Economic Backdrop  PR Economic Activity Index (EAI)(2)  1Q20  2Q20  4Q21  4Q22  4Q23  1Q24  2Q24  Aug 24  YoY Change  PR Payroll Employment (Thousands)  1Q20  2Q20  4Q21  4Q22  4Q23  1Q24  2Q24  3Q24  Unemployment Rate (SA)  2022  2023  2024  $1,676  $2,883  $3,275  $2,294(70%)  $807(25%)  $174(5%)  FEMA  HUD (CDBG)  Other  PR Disaster Relief Funds Disbursed Per Year(3)  Digital Progress  Retail digital banking users up 2.7% linked quarter (12.2% vs. prior year)  Over 60% of all customers enrolled in digital platforms  Over 42% of commercial and retail deposits captured through self-service and digital functionalities  Focus on thoughtful capital management that serves the long-term best interest of shareholders  Leverage strong capital position to grow market share within core business segments, while safeguarding asset quality and sustaining profitability profile  Advance the evolution of IT infrastructure and digital capabilities to support business growth   (1) Non-GAAP financial measure. Please refer to the calculation and management’s reason for using this measure on slide 18 titled “Third Quarter 2024 - Use of Non-GAAP Financial Measures.”  (2) Puerto Rico Economic Development Bank (EDB). (3) www.recovery.pr.gov and Recovery Support Function Leadership Group (RSFLG) - https://recovery.fema.gov/rsflg-monthly-data. | YTD disbursements through August of each year  5  YTD - August disbursements ($ millions)

 Results of Operations

 Third Quarter 2024  Discussion of Results  3Q24 Adjusted Tangible Common Equity Ratio  3Q24 Adjusted Tangible Book Value per Share  3Q24 Adjusted ROACE  3Q24 TCE Ratio  AOCL Impact  Adj. TCE Ratio  3Q24 TBVPS  AOCL Impact  Adj. TBVPS  3Q24 ROACE  AOCL Impact  Adj. ROACE  (1) Non-GAAP financial measures. Please refer to the calculation and management’s reason for using these measures on slides 17 and 18 titled “Third Quarter 2024 - Use of Non-GAAP Financial Measures.”  Income Statement and Selected Financial Data  Non-GAAP Reconciliation – Selected Data(1)  7

 Third Quarter 2024  Profitability Dynamics  Net Interest Income ($MM)  4.15%  3Q23  4.14%  4Q23  4.16%  1Q24  4.22%  2Q24  4.25%  3Q24  Net Interest Income ($)  Net Interest Margin (GAAP %)  Net interest income amounted to $202.1 million, an increase of $2.5 million vs. the prior quarter, mainly reflecting:   A $3.8 million increase in interest income on loans due to the effect of an additional day in the quarter and higher average loan balances  Partially offset by a $1.0 million decrease in income from securities due to lower average balances and a $0.3 million decrease in interest income from lower average cash balances  Net interest margin increased during the quarter by 3 bps to 4.25% during 3Q 2024, mostly reflecting a change in asset mix resulting from the deployment of cash flows from lower yielding securities to fund loan growth while repaying higher rate brokered CDs  Key Highlights  Evolution of Loan Yields and Cost of Funds(1)  (1) Cost of funds include cost of all interest-bearing deposits, non-interest-bearing deposits, and wholesale funding  3Q23  4Q23  1Q24  2Q24  3Q24  6.21%  6.13%  6.11%  6.15%  6.14%  Loan Yields  Cost of Funds  8

 Third Quarter 2024  Profitability Dynamics  Non-Interest Expenses ($MM)  Non-interest expenses of $122.9 million, up $4.2 million vs. prior quarter mainly due to:  A $2.3 million decrease in net gain on OREO operations driven by a $2.3 million gain on sale of a commercial REO in 2Q 2024   A $1.6 million increase in payroll expenses due to annual salary merit increases and an additional working day  Efficiency ratio was 52.4% compared to 51.2% in the prior quarter   Key Highlights  Non-Interest Income ($MM)  Key Highlights  Non-interest income of $32.5 million, compared to $32.0 million in prior quarter; the $0.5 million increase includes:  $0.8 million in proceeds received in 3Q 2024 from an insurance claim  Partially offset by a $0.2 million decrease in revenues from mortgage banking activities due to lower volume of sales of mortgage loans in the secondary market  -20  0  80  100  120  140  -$1.2  $61.3  3Q23  -$0.1  $71.1  4Q23  2Q24  $63.7  $118.7  -$2.5  $122.9  3Q24  1Q24  $64.5  $116.6  $61.5  -$0.7  $126.6  -$0.1  $120.9  Credit Related  Payroll Related  Other Operating Expenses  $2.8  3Q23  $2.1  4Q23  1Q24  2Q24  3Q24  $30.3  $33.6  $34.0  $32.0  $32.5  Other  Mortgage Banking  Service Charges on Deposits  9

 Third Quarter 2024  Asset Quality  Non-Performing Assets ($MM)  Decrease in NPAs was primarily attributed to an $8.2 million sale of a nonaccrual C&I loan in the Puerto Rico region  Inflows to nonaccrual loans held for investment were $38.7 million, a decrease of $5.3 million when compared to the prior quarter, mostly related to decreases in inflows to nonaccrual commercial and construction loans of $17.1 million primarily related to the $16.5 million Puerto Rico commercial relationship that migrated to nonaccrual in 2Q 2024, partially offset by an increase in nonaccrual consumer loans inflows of $10.5 million   Loans in early delinquency (i.e., 30-89 days past due accruing loans) amounted to $143.4 million, a decrease of $4.0 million vs. 2Q 2024, mostly related to a $7.9 million decrease in consumer loans, mainly in the auto loans and finance leases portfolio, partially offset by an increase of $4.3 million in commercial and construction loans  Total non-performing assets decreased by $7.8 million to $119.1 million or 0.63% of total assets  0.70%  3Q23  0.67%  4Q23  0.69%  1Q24  0.67%  2Q24  $89  0.63%  3Q24  $130  $126  $130  $127  $119  Repossessed Assets and Other  Loans HFI  NPAs/Assets  $2  3Q23  $2  4Q23  $1  1Q24  $5  2Q24  $4  3Q24  $130  $126  $130  $127  $119  Repossessed Assets and Other  Consumer  Residential  Construction  Commercial  10

 Third Quarter 2024  ACL and Capital  Total stockholders’ equity increased to $1.7 billion driven by a $160.1 million increase in the fair value of available-for-sale debt securities due to changes in market rates recognized as part of accumulated other comprehensive loss and the net income generated during the quarter  Partially offset by $26.3 million in cash dividends declared during the quarter  All regulatory ratios remain significantly above “well-capitalized” levels  Evolution of ACL ($MM) and   ACL on Loans to Total Loans (%)  Capital Ratios (%)  The allowance for credit losses (ACL) on loans and leases was $247.0 million, a decrease of $7.5 million when compared to the prior quarter; the ratio of the ACL on loans and finance leases to total loans held for investment decreased to 1.98%  Reduction was driven by a decrease of $12.9 million in the residential mortgage and commercial ACL mainly due to improved macroeconomic variables and financial condition of commercial customers, partially offset by a $5.4 million increase in the consumer ACL due to higher charge-offs trends  Net charge offs were $24 million or 0.78% of average loans compared to $21 million or 0.69% of average loans in 2Q 2024; 3Q 2024 charge-offs include $1.2 million on the sale of a commercial nonaccrual loan  Key Highlights  Key Highlights  $0.0  $0.0  1.72%  2019  $8.0  2.61%  Day-1 CECL  $4.8  $2.7  2.21%  3Q23  $4.5  $1.8  2.06%  2Q24  $3.5  $1.6  1.98%  3Q24  $155.0  $248.0  $271.1  $260.9  $252.1  Off-BS Credit Exposure  Debt Securities  Loans  ACL on Loans/Loans  16.4  3Q23  16.1  4Q23  15.9  15.8  2Q24  1Q24  16.2  3Q24  Total Risk-Based Capital  Tier-1 Capital  Tier-1 Common  Leverage  Tangible Common  11

 3Q 2024 Financial Results  Appendix and Non-GAAP Financial Measures

 Third Quarter 2024  Appendix – Balance Sheet Highlights  Loan Portfolio - $MM  Loan Originations - $MM(1)  Total Deposits (excluding Brokered CDs) - $MM  Composition of Deposit Portfolio vs.   Available Liquidity - $MM(2)  $9  $203  3Q23  $7  $215  4Q23  $12  $237  1Q24  $10  $186  2Q24  $13  $207  3Q24  Loans HFS  Commercial  Consumer  Construction  Residential  $11,960  $12,193  $12,324  $12,396  $12,459  $46  3Q23  $102  $26  4Q23  $47  1Q24  $48  2Q24  $117  $45  3Q24  Consumer  Credit Cards  Residential  Construction  Commercial  $1,298  $1,427  $1,201  $1,260  $1,303  3Q23  4Q23  1Q24  2Q24  3Q24  Public Funds  CDs & IRAs  Commercial  Retail  $16,125  $15,773  $15,820  $15,904  $15,827  Loan Originations include refinancing and renewals, as well as credit card utilization activity  Uninsured deposits exclude public funds which are fully collateralized   $5,276(33%)  $10,551(67%)  2Q24  NIB  IB  $15,827  $8,040(51%)  $4,630(29%)  $3,157(20%)  Insured  Uninsured  Public Funds  Uninsured Deposits  Available Liquidity  $6,088  Cash & Equivalents  Free Liquid Securities  FHLB Availability  Fed Line  13  Commercial Loan Portfolio Distribution - $MM  $2,472(44%)  $3,205(56%)  3Q24  CRE  C&I  $5,677  $3,205(56%)  $448(8%)  $55(1%)  $1,969(35%)  C&I  Office CRE (PR)  Office CRE (US)  Other CRE  CRE Maturities < 12 Months ($MM)  Retail  Office  Hotel  Industrial  Other  Multifamily  $167  $108  $77  6.4%  6.2%  5.5%  6.0%  5.9%  7.9%  Weighted Avg. Rate

 Third Quarter 2024  Appendix - Puerto Rico Government Exposure  Government Loans  Key Highlights  Government Deposits  Key Highlights  As of 3Q 2024, the Corporation had $309.0 million of direct exposure to the Puerto Rico government, its municipalities and public corporations, compared to $316.7 million as of 2Q 2024  80% of direct government exposure is to municipalities in Puerto Rico, which are supported by assigned property tax revenues or by one or more specific sources of municipal revenues  As of 3Q 2024 and 2Q 2024, the Corporation had $2.7 billion of public sector deposits in Puerto Rico  Approximately 22% were from municipalities and municipal agencies in Puerto Rico and 78% were from public corporations, the Puerto Rico central government and agencies, and U.S. federal government agencies in Puerto Rico  14

 Third Quarter 2024  Appendix - NPL Migration  15

 Third Quarter 2024  Appendix - Use of Non-GAAP Financial Measures  Basis of Presentation:  Use of Non-GAAP Financial Measures   This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes that the presentation of these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. Where non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings presentation. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.   Tangible Common Equity Ratio and Tangible Book Value per Common Share   The tangible common equity ratio and tangible book value per common share are non-GAAP financial measures that management believes are generally used by the financial community to evaluate capital adequacy. Tangible common equity is total common equity less goodwill and other intangibles. Tangible assets are total assets less goodwill and other intangibles. Management and many stock analysts use the tangible common equity ratio and tangible book value per common share in conjunction with more traditional bank capital ratios to compare the capital adequacy of banking organizations with significant amounts of goodwill or other intangible assets, typically stemming from the use of the purchase method of accounting for mergers and acquisitions. Accordingly, the Corporation believes that disclosure of these financial measures may be useful to investors. Neither tangible common equity nor tangible assets, or the related measures, should be considered in isolation or as a substitute for stockholders’ equity, total assets, or any other measure calculated in accordance with GAAP. Moreover, the way the Corporation calculates its tangible common equity, tangible assets, and any other related measures may differ from that of other companies reporting measures with similar names.  16

 Third Quarter 2024  Appendix - Use of Non-GAAP Financial Measures  Basis of Presentation:  Use of Non-GAAP Financial Measures   This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes that the presentation of these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. Where non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings presentation. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.   Adjusted Pre-Tax, Pre-Provision Income   Adjusted pre-tax, pre-provision income is a non-GAAP performance metric that management uses and believes that investors may find useful in analyzing underlying performance trends, particularly in times of economic stress, including as a result of natural catastrophes or health epidemies. Adjusted pre-tax, pre-provision income, as defined by management, represents income before income taxes adjusted to exclude the provision for credit losses expense, as well as certain items that management believes are not reflective of core operating performance.  17

 Third Quarter 2024  Appendix - Use of Non-GAAP Financial Measures  Basis of Presentation:  Use of Non-GAAP Financial Measures   This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes that the presentation of these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. Where non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings presentation. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.   Adjusted Tangible Common Equity Ratio  Adjusted tangible common equity, which is total common equity less goodwill and other intangibles, after exclusion of net unrealized losses on available-for-sale debt securities recognized as part of accumulated other comprehensive loss, divided by adjusted tangible assets, which are total assets less goodwill and other intangible assets, after exclusion of the net unrealized losses on available-for-  sale debt securities.   Adjusted Tangible Book Value Per Share  Adjusted tangible common equity, which is total common equity less goodwill and other intangibles, after exclusion of net unrealized losses on available-for-sale debt securities recognized as part of accumulated other comprehensive loss, divided by common shares outstanding.  Adjusted Return on Average Common Equity Ratio   Net income divided by adjusted average common equity, which is average total common equity, after exclusion of average net unrealized losses on available-for-sale debt securities recognized as part of accumulated other comprehensive loss.  18

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